EXECUTION VERSION
July 28, 2023
Schneider National Leasing, Inc.
3101 South Packerland Drive
Green Bay, Wisconsin 54313
Attention: Chief Financial Officer
Re:    Amendment No. 2 to Private Shelf Agreement
Ladies and Gentlemen:
This letter amendment (this “Letter”) makes reference to the Private Shelf Agreement, dated as of June 17, 2020 (as amended by Amendment No. 1 thereto dated July 28, 2020, the “Agreement”), between Schneider National Leasing, Inc., a Nevada corporation (the “Company”), PGIM, Inc. (“Prudential”) and each Prudential Affiliate (as defined therein) which becomes bound by the provisions thereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
The Company has requested that Prudential amend the Agreement as set forth below. Subject to the terms and conditions hereof, Prudential is willing to agree to such request.
Accordingly, and in accordance with the provisions of Section 17 of the Agreement, the parties hereto agree as follows:
SECTION 1.    Amendment to Agreement. Effective upon the Effective Date (as defined in Section 3 below), Prudential and the Company agree that the Agreement is amended as follows:
1.1    Section 2.1(b) of the Agreement is hereby amended to delete the reference to “July 28, 2023” contained therein and insert “July 28, 2026” in lieu thereof.
1.2    Clause (a) of Section 4.6 of the Agreement is hereby amended and restated in its entirety as follows: “(a) from McGuireWoods LLP, special counsel to the Company and the Parent Guarantor, and/or such other counsel as may be reasonably acceptable to such Purchaser, covering substantially the matters set forth in Exhibit 4.6, with such changes and revisions as may be reasonably acceptable to such Purchaser, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser’s counsel may reasonably request (and the Company and the Parent Guarantor hereby instruct its counsel to deliver such opinion to such Purchaser) and”.
1.3    The Agreement is hereby amended to replace delete each reference to “Schiff Hardin LLP” contained therein and insert “ArentFox Schiff LLP” in lieu thereof.
1.4    Paragraph 8 of Exhibit 4.6 is hereby amended and restated in its entirety to read as follows:
8.    The issuance and sale of the Notes by the Company, the execution, delivery and performance by the Company of the Private Shelf Agreement and the

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execution, delivery and performance by each Guarantor of the Guaranty Agreement to which such Guarantor is party do not (i) violate any provision of Applicable Law or conflict, or (ii) result in any breach of any of the provisions of or constitute a default under the provisions of the Articles of Incorporation or By-laws of the Company or such Guarantor or (iii) result in a default under or breach of or result in the creation or imposition of any Lien upon any of the property of the Parent Guarantor, the Company and the Subsidiary Guarantors pursuant to the agreements filed as exhibits nos. [__] through [__], inclusive, to the Parent Guarantor’s Annual Report on Form 10-K for the fiscal year ended December 31, 20 [and exhibits nos. [__] through [__], inclusive, to the Parent Guarantor’s Quarterly Report on Form 10-Q for the quarterly period ended , 20 ] [and exhibit[s] no[s]. [__] to the Parent Guarantor’s Current Report on Form 8-K filed , 20 ].
SECTION 2.    Effectiveness. The amendments in Section 1 of this Letter shall become effective on the date (the “Effective Date”) of satisfaction of the following:
(a)    Receipt by Prudential of counterparts of this Letter executed by the Company, Prudential and each Guarantor; and
(b)    All corporate and other proceedings in connection with the transactions contemplated by this Letter shall be satisfactory to Prudential, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.
SECTION 3.    Representations and Warranties. The Company and each Guarantor represents and warrants to Prudential that (a) the execution and delivery of this Letter has been duly authorized by all necessary corporate action on behalf of the Company and each Guarantor, this letter has been executed and delivered by a duly authorized officer of each Company and each Guarantor, and the Company and each Guarantor has obtained all authorizations, consents and approvals necessary for the execution, delivery and performance of this Letter and such authorizations, consents and approvals are in full force and effect, (b) each representation and warranty set forth in Section 5 of the Agreement and in Section 5 of the Parent Guaranty is true and correct as of the date of the execution and delivery of this Letter by the Company and the Parent with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date) and (c) after giving effect hereto no Event of Default or Default exists.
SECTION 4.    Guarantor Consent and Confirmation. Each Guarantor hereby consents to the amendments to the Agreement made by this Letter, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement to which it is a party, and confirms and agrees that each reference in the Guaranty Agreement to which it is a party to the “Guaranteed Obligations” (as defined in such Guaranty Agreement) is construed to hereafter include the Company’s obligations under the Agreement as amended by this Letter. Each Guarantor acknowledges that the Guaranty Agreement to which it is a party remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and confirms that it intends that the Guaranty Agreement to which it is a party will continue to secure, to the fullest extent provided thereby, the payment and performance of all Guaranteed Obligations.
SECTION 5.    Reference to and Effect on Agreement. Upon the effectiveness of the amendment made in this Letter, each reference to the Agreement in any other document, instrument or agreement shall mean and be a reference to the Agreement as modified by this Letter. Except as specifically set forth in Section 1 hereof, the Agreement shall remain in full

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force and effect and is hereby ratified and confirmed in all respects. Except as specifically stated in Section 1 of this Letter, the execution, delivery and effectiveness of this Letter shall not (a) amend the Agreement, (b) operate as a waiver of any right, power or remedy of Prudential, or (c) constitute a waiver of, or consent to any departure from, any provision of the Agreement at any time. The execution, delivery and effectiveness of this Letter shall not be construed as a course of dealing or other implication that Prudential has agreed to or is prepared to grant any amendments to the Agreement in the future, whether or not under similar circumstances.
SECTION 6.    Structuring Fee. On or before October 26, 2023, the Company shall have paid to Prudential or at the direction of Prudential by wire transfer of immediately available funds a fee (herein called the “Structuring Fee”) in the amount of $25,000; provided, however, that the Company shall not be required to pay the Structuring Fee if any Notes are issued and sold pursuant to this Agreement after April 29, 2023 but on or before October 26, 2023.
SECTION 7.    Expenses. The Company hereby confirms its obligations under the Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by Prudential in connection with this Letter or the transactions contemplated hereby, in enforcing any rights under this Letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Letter or the transactions contemplated hereby. The obligations of the Company under this Section 7 shall survive transfer by any holder of any Note and payment of any Note.
SECTION 8.    Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
SECTION 9.    Counterparts; Electronic Contracting; Section Titles. This Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The parties agree to electronic contracting and signatures with respect to this Letter. Delivery of an electronic signature to, or a signed copy of, this Letter by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if Prudential or any Purchaser shall request manually signed counterpart signatures to this Letter, the Company and the Guarantors hereby agree to use their reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable. The section titles contained in this Letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
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Very truly yours,
PGIM, INC.

By: /s/ David S. Quackenbush
    Vice President

    Amendment No. 2 to Private Shelf Agreement (2020)

THE LETTER IS AGREED TO
AND ACCEPTED BY:
SCHNEIDER NATIONAL LEASING, INC.

By:    /s/ Denise M. Lukowitz
Name:    Denise Lukowitz
Title:    Secretary and Treasurer
SCHNEIDER NATIONAL, INC.

By:    /s/ Stephen L. Bruffett
Name:    Stephen L. Bruffett
Title:    Executive Vice President and Chief Financial Officer
SCHNEIDER FINANCE, INC.

By:    /s/ Steven J. Rhode
Name:    Steven J. Rhode
Title:    President
SCHNEIDER NATIONAL CARRIERS, INC.

By:    /s/ James S. Filter
Name:    James S. Filter
Title:    President
SCHNEIDER RESOURCES, INC.

By:    /s/ Denise M. Lukowitz
Name:    Denise Lukowitz
Title:    Secretary and Treasurer

    Amendment No. 2 to Private Shelf Agreement (2020)